SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 31, 2003

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-4379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Form 8-K	Convergys Corporation

Item 5.	Other Events.

On December 31, 2003, Convergys Corporation (NYSE:CVG) closed the previously announced purchase of certain billing and customer care assets from ALLTEL Communications Inc., a subsidiary of ALLTEL Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/S/ WILLIAM H. HAWKINS II

William H. Hawkins II Senior Vice President, General Counsel and Secretary

Date: January 5, 2004